EXHIBIT     DESCRIPTION

EX-99.a1    Agreement  and  Declaration  of Trust dated May 31, 1995 (filed as a
            part  of  Post-Effective   Amendment  No.  24  to  the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            November 29, 1995 and incorporated herein by reference).

EX-99.a2    Amendment to the  Declaration of Trust dated October 21, 1996 (filed as a part of  Post-Effective  Amendment  No. 27 to the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997 and incorporated herein by reference).

EX-99.a3    Amendment to the Declaration of Trust dated August 1, 1997 (filed as a part  of  Post-Effective  Amendment  No.  27 to  the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997 and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws,  dated May 17, 1995 (filed as a part of
            Post-Effective  Amendment  No. 24 to the  Registration  Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on November 29,
            1995 and incorporated herein by reference).

EX-99.d1    Investor Class  Investment  Management  Agreement  between  American
            Century  Target  Maturities  Trust and American  Century  Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 33 to the  Registration  Statement on
            Form N-1A of American  Century  Government  Income  Trust,  File No.
            2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2    Advisor  Class  Investment  Management  Agreement  between  American
            Century Target Maturities Trust,  American Century Government Income
            Trust,  American  Century  International  Bond Funds,  and  American
            Century  Quantitative Equity Funds, dated August 1, 1997 (filed as a
            part  of  Post-Effective   Amendment  No.  27  to  the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            August 28, 1997 and incorporated herein by reference).

EX-99.e1    Distribution  Agreement  between American Century Target  Maturities
            Trust and Funds Distributor,  Inc., dated January 15, 1998 (filed as a part  of  Post-Effective  Amendment  No.  28 to  the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            January 30, 1998 and incorporated herein by reference).

EX-99.e2    Amendment  No.  1 to the  Distribution  Agreement  between  American
            Century Target Maturities Trust and Funds  Distributor,  Inc., dated
            June 1, 1998 (filed as a part of Post-Effective  Amendment No. 11 to the Registration  Statement on Form N-1A of American Century Capital
            Portfolios,  Inc.,  File No.  33-64872,  filed on June 26,  1998 and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to Distribution  Agreement  between American Century
            Target  Maturities  Trust and Funds  Distributor,  Inc., dated as of
            December 1, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World
            Mutual Funds,  Inc., File No. 33-39242,  filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to Distribution  Agreement  between American Century
            Target  Maturities  Trust and Funds  Distributor,  Inc., dated as of
            January 29, 1999 (filed as a part of Post-Effective Amendment No. 24 to the  Registration  Statement  on Form  N-1A of  American  Century
            Varible  Portfolios,  Inc., File No. 811-5188,  filed on January 15,
            1999, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to Distribution  Agreement  between American Century
            Target  Maturities  Trust and Funds  Distributor,  Inc., dated as of
            July 30, 1999 (filed as a part of Post-Effective Amendment No. 16 to the Registration  Statement on Form N-1A of American Century Capital
            Portfolios,  Inc.,  File No.  33-64872,  filed on July 29,  1999 and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to Distribution  Agreement  between American Century
            Target  Maturities  Trust and Funds  Distributor,  Inc., dated as of
            November 19, 1999 (filed as a part of  Post-Effective  Amendment No.
            87 to the  Registration  Statement on Form N-1A of American  Century
            Mutual Funds,  Inc., File No.  811-0816,  filed on November 29, 1999 and incorporated herein by reference).

EX-99.g     Global  Custody  Agreement  between  American  Century   Investments
            (including  American Century Target Maturities Trust), and The Chase
            Manhattan   Bank,   dated  August  9,  1996  (filed  as  a  part  of
            Post-Effective  Amendment  No. 31 to the  Registration  Statement on
            Form N-1A of American  Century  Government  Income  Trust,  File No.
            2-99222,   filed  February  7,  1997  and  incorporated   herein  by
            reference).

EX-99.h1    Transfer Agency Agreement between American Century Target Maturities
            Trust and American  Century  Services  Corporation,  dated August 1,
            1997  (filed  as a part of  Post-Effective  Amendment  No. 33 to the
            Registration  Statement on Form N-1A of American Century  Government
            Income  Trust,  File  No.  2-99222,  filed  on  July  31,  1997  and incorporated herein by reference).

EX-99.h2    Amendment to Transfer  Agency  Agreement  between  American  Century
            Target  Maturities Trust and American  Century Services  Corporation
            dated June 29, 1998 (filed as a part of Post-Effective Amendment No.
            23 to the  Registration  Statement on Form N-1A of American  Century
            Quantitative  Equity  Funds,  File No.  33-19589,  filed on June 29,
            1998, and incorporated herein by reference).

EX-99.h3    Credit  Agreement  between  American  Century  Funds  and The  Chase
            Manhattan  Bank,  as  Administrative  Agent dated as of December 21,
            1999  (filed  as a part of  Post-Effective  Amendment  No. 29 to the
            Registration  Statement on Form N-1A of American Century  California
            Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on December
            29, 1999 and incorporated herein by reference).

EX-99.i     Opinion  and consent of counsel  (filed as a part of  Post-Effective
            Amendment No. 31 to the  Registration  Statement on Form N-1A of the
            Registrant,   File  No.   2-94608,   filed   January  29,  1999  and
            incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers, LLP, independent accountants.

EX-99.j2    Consent of KPMG Peat Marwick,  LLP, independent auditors (filed as a
            part  of  Post-Effective   Amendment  No.  31  to  the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-94608, filed on
            January 29, 1999 and incorporated herein by reference.

EX-99.j3    Power of  Attorney  dated  December  18,  1998  (filed  as a part of
            Post-Effective  Amendment  No. 30 to the  Registration  Statement on
            Form N-1A of the Registrant,  File No. 2-94608,  filed on January 8,
            1999 and incorporated herein by reference).

EX-99.m1    Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative Equity  Funds  (Advisor  Class)  dated  August 1, 1997.

EX-99.m2    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of  American  Century  Government  Income  Trust,  American  Century
            International  Bond Fund,  American Century Target  Maturities Trust
            and American Century Quantitative Equity Funds (Advisor Class) dated
            June 29, 1998.

EX-99.o1    Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997.

EX-99.o2    Amendment  to  Multiple  Class Plan of American  Century  California
            Tax-Free and Municipal  Funds,  American Century  Government  Income
            Trust,  American Century  International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Target  Maturities  Trust and American Century  Quantitative  Equity
            Funds dated June 29, 1998.